                                                                    EXHIBIT (24)





                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 24,1994


                                        /s/ Paul A. Allaire
                                       ---------------------------
                                       Paul A. Allaire

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 24, 1994


                                          /s/ Frans H. J. J. Andriessen
                                          -----------------------------
                                          Frans H. J. J. Andriessen

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 24, 1994


                                        /s/ Duane L. Burnham
                                       ---------------------------
                                       Duane L. Burnham

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 24,1994


                                        /s/ Charles W. Coker
                                       ---------------------------
                                       Charles W. Coker

                               POWER OF ATTORNEY



      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 24, 1994


                                        /s/ Willie D. Davis
                                       ---------------------------
                                       Willie D. Davis

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 24, 1994


                                        /s/ Allen F. Jacobson
                                       ---------------------------
                                       Allen F. Jacobson

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 24, 1994


                                        /s/ Vernon E. Jordan, Jr.
                                       ---------------------------
                                       Vernon E. Jordan, Jr.

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 24, 1994


                                        /s/ James L. Ketelsen
                                       ---------------------------
                                       James L. Ketelsen

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 23,1994


                                        /s/ Baron Gualtherus Kraijenhoff
                                       -------------------------------------
                                       Baron Gualtherus Kraijenhoff

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 24, 1994


                                       /s/ Joan D. Manley
                                       ---------------------------
                                       Joan D. Manley

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 24,1994


                                        /s/ Newton N. Minow
                                       ---------------------------
                                       Newton N. Minow

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 23,1994


                                        /s/ Sir Arvi H. Parbo
                                       ---------------------------
                                       Sir Arvi H. Parbo A.C.

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 25, 1994


                                        /s/ Rozanne L. Ridgway
                                       ---------------------------
                                       Rozanne L. Ridgway

                               POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Gordon H. Newman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 2, 1994, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


Dated: August 24, 1994


                                        /s/ Richard L. Thomas
                                       ---------------------------
                                       Richard L. Thomas